SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 26, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-63602-1                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                              3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On August 26, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date: August 26, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 26, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1     200,000,000.00   189,350,278.63     5,131,129.00     1,033,536.94     6,164,665.94    0.00          0.00      184,219,149.63
IA2      13,049,000.00    12,636,985.93        69,986.83        68,976.88       138,963.71    0.00          0.00       12,566,999.10
IA3      12,410,000.00    12,822,014.07             0.00             0.00             0.00    0.00     69,986.83       12,892,000.90
IA4      28,500,000.00    28,500,000.00             0.00       155,562.50       155,562.50    0.00          0.00       28,500,000.00
IIA1     38,331,000.00    34,635,000.00       616,000.00       158,669.22       774,669.22    0.00          0.00       34,019,000.00
IIA3     50,000,000.00    43,307,445.90     2,743,809.28       234,471.87     2,978,281.15    0.00          0.00       40,563,636.62
IIA4    100,000,000.00    88,655,177.33     3,669,080.42       479,990.09     4,149,070.51    0.00          0.00       84,986,096.91
IIA5     12,300,000.00    12,300,000.00             0.00        66,593.72        66,593.72    0.00          0.00       12,300,000.00
AP        1,734,900.00     1,714,725.99        12,308.54             0.00        12,308.54    0.00          0.00        1,702,417.45
B1       10,044,000.00     9,995,722.06         8,317.10        54,303.92        62,621.02    0.00          0.00        9,987,404.96
B2        2,390,000.00     2,378,512.13         1,979.08        12,921.78        14,900.86    0.00          0.00        2,376,533.05
B3        3,587,000.00     3,569,758.55         2,970.28        19,393.48        22,363.76    0.00          0.00        3,566,788.27
B4        2,630,000.00     2,617,358.52         2,177.82        14,219.36        16,397.18    0.00          0.00        2,615,180.70
B5        1,673,000.00     1,664,958.48         1,385.36         9,045.24        10,430.60    0.00          0.00        1,663,573.12
B6        1,680,461.00     1,672,367.27         1,391.51         9,085.50        10,477.01    0.00          0.00        1,670,975.76
R               100.00             0.00             0.00             0.00             0.00    0.00          0.00                0.00
P                 0.00             0.00             0.00        10,366.41        10,366.41    0.00          0.00                0.00
TOTALS  478,329,461.00   445,820,304.86    12,260,535.22     2,327,136.91    14,587,672.13    0.00     69,986.83      433,629,756.47

IIA2      5,897,076.00     5,328,460.62             0.00        28,848.95        28,848.95    0.00          0.00        5,233,691.39
AX        7,277,400.00     5,802,195.35             0.00        31,589.20        31,589.20    0.00          0.00        5,671,017.94
PAX       7,754,619.00     7,631,673.79             0.00        41,397.86        41,397.86    0.00          0.00        7,500,047.81
IAX      70,784,938.00    61,906,656.95             0.00        32,442.10        32,442.10    0.00          0.00       61,460,735.22
AP1       1,499,512.00     1,480,591.64        12,094.16             0.00        12,094.16    0.00          0.00        1,468,497.48
AP2         235,388.00       234,134.35           214.38             0.00           214.38    0.00          0.00          233,919.97
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1     86358R VC8      946.75139315   25.65564500   5.16768470   30.82332970       921.09574815        IA1      6.550000 %
IA2     86358R VD6      968.42562112    5.36338647   5.28598973   10.64937620       963.06223465        IA2      6.550000 %
IA3     86358R VE4    1,033.20016680    0.00000000   0.00000000    0.00000000     1,038.83971797        IA3      6.550000 %
IA4     86358R VF1    1,000.00000000    0.00000000   5.45833333    5.45833333     1,000.00000000        IA4      6.550000 %
IIA1    86358R VH7      903.57673945   16.07054342   4.13944901   20.20999243       887.50619603        IIA1     5.500000 %
IIA3    86358R VK0      866.14891800   54.87618560   4.68943740   59.56562300       811.27273240        IIA3     6.500000 %
IIA4    86358R VL8      886.55177330   36.69080420   4.79990090   41.49070510       849.86096910        IIA4     6.500000 %
IIA5    86358R VM6    1,000.00000000    0.00000000   5.41412358    5.41412358     1,000.00000000        IIA5     6.500000 %
AP      86358R VP9      988.37165831    7.09466828   0.00000000    7.09466828       981.27699003        AP       0.000000 %
B1      86358R VR5      995.19335524    0.82806651   5.40660295    6.23466945       994.36528873        B1       6.519914 %
B2      86358R VS3      995.19335983    0.82806695   5.40660251    6.23466946       994.36529289        B2       6.519914 %
B3      86358R VT1      995.19335099    0.82806802   5.40660162    6.23466964       994.36528297        B3       6.519914 %
B4      86358R VV6      995.19335361    0.82806844   5.40660076    6.23466920       994.36528517        B4       6.519914 %
B5      86358R VW4      995.19335326    0.82806934   5.40659892    6.23466826       994.36528392        B5       6.519914 %
B6      86358R VX2      995.18362521    0.82805254   5.40655213    6.23460467       994.35557267        B6       6.519914 %
R       86358R VU8        0.00000000    0.00000000   0.00000000    0.00000000         0.00000000        R        6.550000 %
IIA2    86358R VJ3      903.57672514    0.00000000   4.89207702    4.89207702       887.50617933        IIA2     6.500000 %
AX      86358R VG9      797.28960206    0.00000000   4.34072608    4.34072608       779.26428944        AX       6.534190 %
PAX     86358R VN4      984.14555119    0.00000000   5.33847762    5.33847762       967.17167020        PAX      6.511711 %
IAX     86358R VQ7      874.57386697    0.00000000   0.45831925    0.45831925       868.27419726        IAX      0.629046 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 26, 2002

Class AX1 Beginning Balance                                     3,967,506.78
Class AX1 Interest Amount                                          21,655.97
Class AX1 Ending Balance                                        3,902,415.62
Class AX2 Beginning Balance                                     1,834,688.57
Class AX2 Interest Amount                                           9,933.23
Class AX2 Ending Balance                                        1,768,602.32
Class PAX1 Beginning Balance                                    1,787,512.09
Class PAX1 Interest Amount                                          9,756.84
Class PAX1 Ending Balance                                       1,774,763.94
Class PAX2 Beginning Balance                                    5,844,161.70
Class PAX2 Interest Amount                                         31,641.02
Class PAX2 Ending Balance                                       5,725,283.87
Class IAX1 Beginning Balance                                   25,493,274.64
Class IAX1 Interest Amount                                         11,805.79
Class IAX1 Ending Balance                                      25,459,509.50
Class IAX2 Beginning Balance                                   36,413,382.31
Class IAX2 Interest Amount                                         20,636.31
Class IAX2 Ending Balance                                      36,001,225.72
Total Scheduled Principal Amounts                                 371,658.03
Group 1 Scheduled Principal Amounts                               221,791.87
Group 2 Scheduled Principal Amounts                               149,866.16
Total Unscheduled Principal Amounts                            11,818,890.35
Group 1 Unscheduled Principal Amounts                           4,931,999.26
Group 2 Unscheduled Principal Amounts                           4,931,999.26

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Aggregate Ending Principal Balance                    433,629,756.47
Group 1 Aggregate Ending Principal Balance            251,893,486.46
Group 2 Aggregate  Ending Principal Balance           181,736,270.01

Aggregate Non-Po Ending Principal Balance             431,927,339.65
Group 1 Non-Po Aggregate Ending Principal Balance 250,424,989.47 Group 2 Non-Po Aggregate Ending Principal Balance 181,502,350.18

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Fraud Loss Limit                                        9,566,589.00
Bankruptcy Loss Loss Limit                                120,971.00
Special Hazard Loss Loss Limit                          5,986,890.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                             92,791.48
Master Servicing Fee (including Retained Interest)              0.00
Retained Interest Fees                                     62,626.26
PMI Fees                                                    7,467.30

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 26, 2002


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance               Percentage
1 Month                    5            1,539,681.38                  0.61 %
2 Month                    2              395,329.89                  0.16 %
3 Month                    2              520,420.24                  0.21 %
Total                      9            2,455,431.51                  0.98 %


 Group 2
--------------------
Category              Number       Principal Balance               Percentage
1 Month                    8            3,455,617.02                  1.90 %
2 Month                    6            2,153,647.16                  1.19 %
3 Month                    0                    0.00                  0.00 %
 Total                    14            5,609,264.18                  3.09 %


 Group Totals
--------------------
Category              Number       Principal Balance               Percentage
1 Month                  13            4,995,298.40                  1.15 %
2 Month                   8            2,548,977.05                  0.59 %
3 Month                   2              520,420.24                  0.12 %
 Total                   23            8,064,695.69                  1.86 %




Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           1                420,729.38                 0.23 %


Group Totals
------------------
         Number           Principal Balance           Percentage
           1                420,729.38                 0.10 %



Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 26, 2002


Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                                          0.00
Class ia2 shortfall                                          0.00
Class ia3 shortfall                                          0.00
Class ia4 shortfall                                          0.00

Class iia1 shortfall                                         0.00
Class iia2 shortfall                                         0.00
Class iia3 shortfall                                         0.00
Class iia4 shortfall                                         0.00
Class iia5 shortfall                                         0.00

Class b1 shortfall                                           0.00
Class b2 shortfall                                           0.00
Class b3 shortfall                                           0.00
Class b4 shortfall                                           0.00
Class b5 shortfall                                           0.00
Class b6 shortfall                                           0.00
Class r shortfall                                            0.00

Class ax shortfall                                           0.00
Class ax1 shortfall                                          0.00
Class ax2 shortfall                                          0.00

Class pax shortfall                                          0.00
Class pax1 shortfall                                         0.00
Class pax2 shortfall                                         0.00

Class iax shortfall                                          0.00
Class iax1 shortfall                                         0.00
Class iax2 shortfall                                         0.00


Total Relief Act Shortfall
Class ia1 Relief Act Shortfall                                  0.00
Class ia2 Relief Act Shortfall                                  0.00
Class ia3 Relief Act Shortfall                                  0.00
Class ia4 Relief Act Shortfall                                  0.00
Class iia1 Relief Act Shortfall                                74.53
Class iia2 Relief Act Shortfall                                13.55
Class iia3 Relief Act Shortfall                               110.13
Class iia4 Relief Act Shortfall                               225.45
Class iia5 Relief Act Shortfall                                31.28
Class iax Relief Act Shortfall                                  9.69
Class iax1 Relief Act Shortfall                                 0.00
Class iax2 Relief Act Shortfall                                 9.69
Class pax Relief Act Shortfall                                 14.86
Class pax1 Relief Act Shortfall                                 0.00
Class pax2 Relief Act Shortfall                                14.86
Class ax Relief Act Shortfall                                   4.67
Class ax1 Relief Act Shortfall                                  0.00
Class ax2 Relief Act Shortfall                                  4.67
Class b1 Relief Act Shortfall                                   5.45
Class b2 Relief Act Shortfall                                   1.30
Class b3 Relief Act Shortfall                                   1.95
Class b4 Relief Act Shortfall                                   1.43
Class b5 Relief Act Shortfall                                   0.91
Class b6 Relief Act Shortfall                                   0.91
Class r Relief Act Shortfall                                    0.00

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 26, 2002


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                                             0.00
Class ia2 shortfall                                             0.00
Class ia3 shortfall                                             0.00
Class ia4 shortfall                                             0.00
Class iia1 shortfall                                            0.00
Class iia2 shortfall                                            0.00
Class iia3 shortfall                                            0.00
Class iia4 shortfall                                            0.00
Class iia5 shortfall                                            0.00
Class iax shortfall                                             0.00
Class iax1 shortfall                                            0.00
Class iax2 shortfall                                            0.00
Class pax shortfall                                             0.00
Class pax1 shortfall                                            0.00
Class pax2 shortfall                                            0.00
Class ax shortfall                                              0.00
Class ax1 shortfall                                             0.00
Class px2 shortfall                                             0.00
Class b1 shortfall                                              0.00
Class b2 shortfall                                              0.00
Class b3 shortfall                                              0.00
Class b4 shortfall                                              0.00
Class b5 shortfall                                              0.00
Class b6 shortfall                                              0.00
Class r shortfall                                               0.00

Prepayment Premiums Collected and Paid to Class P              10,366.41


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